UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): May 5, 2014

CHECKPOINT SYSTEMS, INC.

(Exact name of Registrant as specified in its Articles of Incorporation)

Pennsylvania	22-1895850
(State of Incorporation)	(IRS Employer Identification No.)
101 Wolf Drive, PO Box 188, Thorofare, New Jersey	08086
(Address of principal executive offices)	(Zip Code)
856-848-1800
(Registrant’s telephone number, including area code)
N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
      240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
      240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 5, 2014, Checkpoint Systems, Inc. (the “Company”) issued a press release announcing its results for the first quarter ended March 30, 2014.  A copy of the press release is furnished as Exhibit 99.1 hereto.  This Current Report on Form 8-K/A is to replace a previously filed Form 8-K which unintentionally contained the Company's fourth quarter and year-end 2013 press release instead of the first quarter 2014 press release.
Item 9.01  Financial Statements and Exhibits

(d)	Exhibits
99.1	Press Release dated May 5, 2014 issued by Checkpoint Systems, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Checkpoint Systems, Inc.

Date: May 6, 2014	By:	/s/ Jeffrey O. Richard
Name: Jeffrey O. Richard
Title: Executive Vice President and Chief Financial Officer

Checkpoint Systems, Inc.

Index of Exhibits

EXHIBIT	DESCRIPTION

EXHIBIT 99.1	Press Release dated May 5, 2014